WRAP

INVESTOR UPDATE

MAY 2023

SAFE HARBOR STATEMENT



This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

RISING CONFLICT LEADS TO THE NEED FOR DE-ESCALATION


BOLA
WRAP
150

Rising conflict is leading to an increased need for immediate de-escalation

Mental Health Crisis

In 2019, nearly a billion people – including 14% of the world's adolescents – were living with a mental disorder.[1]

1 in 10
Police encounters involve mentally ill[4]

Social Conflict

Since 2017 there have been over 230 significant antigovernment protest worldwide in more than 100 countries.[2]

Litigation & Settlements

More than $3.2 billion has been spent to settle claims of police misconduct involving 40,000 payments at 25 of the nation's largest police and sheriff's departments in the last decade.[3]

[1] https://www.who.int/news/item/17-06-2022-who-highlights-urgent-need-to-transform-mental-health-and-mental-health-care
[2] https://carnegieendowment.org/publications/interactive/protest-tracker
[3] https://www.washingtonpost.com/investigations/interactive/2022/police-misconduct-repeated-settlements/
4 The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

WRAP

BOLAWRAP 150 – PERFECT FOR THOSE IN MENTAL HEALTH CRISIS

4M adults with untreated serious mental illness account for:
25% of fatal police encounters
10% of all police responses

33% of individuals in mental health crisis taken to hospital emergency rooms are transported there by police

67% greater probability of being arrested for individuals exhibiting signs of a mental disorder

LAW ENFORCEMENT IS DEALING WITH A MENTAL HEALTH CRISIS IN THE U.S.

50% of all fatal police encounters identified mental health disorders as a major factor

16x greater risk of being killed in a police incident for individuals with mental illness

55%+ of BolaWrap deployments involve individuals who are experiencing a mental health crisis

WE ARE ONLY TARGETING THE DE-ESCALATION MARKET


The 98% market Wrap is targeting
2% Pain Compliance
LEAST FORCE
LIKELIHOOD OF USE
LETHAL FORCE
PREVENTING INJURY - WE COVER FROM VOICE TO USE OF FORCE
BOLAWRAP
Use when you can no longer communicate, and you are not ready for pain compliance.
WRAP REALITY VR TRAINING
VR training platform to handle real-world calls. Train virtually with essential gear, such as a service weapon, TASER, pepper spray, BolaWrap and much more. Run through scenarios centered around marksmanship, de-escalation and judgment.
PAIN COMPLIANCE
HANDCUFFS
VERBAL COMMANDS BREAKDOWN
VERBAL COMMANDS
POLICE OFFICER PRESENCE
WRAP
– Safe Restraint
– Reduce Physical Altercations
– Eliminate Escalation
PEPPER SPRAY / OC SPRAY
IMPACT WEAPONS
Batons, Etc.
LAUNCHERS
40 MM Rubber Bullets, Bean Bag Shotguns, Etc.
CEWS / TASER
FIREARMS

LAUNCHERS: Byrne Technologies (BYRN), Pepper Ball (Private) CEWS / TASER: Axon Enterprises (AXON) FIREARMS: Glock (Private), Smith & Wesson (SWBI), Beretta (Private), Heckler & Koch (MLHK: Paris Stock Exchange), Sig Sauer (Private)
* Garner, J. H., & Maxwell, C. D. (2001). Understanding the use of force by and against the police in six jurisdictions in the United States, 1996-1997. ICPSR Data Holdings, 55–60. https://doi.org/10.3886/icpsr00172

WRAP

THE MISSION IS SIMPLE



SAVE LIVES

BOLAWRAP FIELD USE DATA

Deployment Distance


14%
70%
11%
4%
10'
15'
20'
30'

Injury Cost Breakdowns Due to Use of Force	
Injury Impact	**Value**
Lost Work Days	153,741
Avg # of Days Lost Per Incident	4.5
Avg # of Rehab Days	3.5
Total Hours of Work Lost	1,516,634
Total Cost of Hours Lost	$31,363,077
Cost to Replace Hours Lost	$47,044,615

Nature of Subject


Emotionally disturbed person 48%
Domestic violence 12%
Under the influence of drugs/alcohol 11%
Creating a disturbance 8%
Outstanding warrants 8%
Trespassing 8%
Criminal mischief 4%
Unknown 4%
Assault 3%
Arson 2%
Robbery/Burglary 2%
Suspicious person 2%
Vehicle stop 2%
Barricaded subject 1%
Medical emergency 1%


26%

Under the Influence?


55%

Mental Health Crisis?

BOLA WRAP 150:

BOLAWRAP® SAVES LIVES


BOLA
WRAP
150

BOLAWRAP 150 - OVERVIEW


TETHER
The 7.5-foot Kevlar® cord can wrap around an individual - even moving subjects - at a range of 10-25 feet.
ANCHORS
New high-tech MIM with integrated anchor safety caps lower the risk of piercing the skin for both the officer and the subject. Delayed offset deployment of the tether anchors provides an optimal flight path.
CASSETTE
Electronically deployed and powered by microgas generators. Reloadable in 3-5 seconds.
MULTI-DOT LASER
New multi-dot green laser array is easier to aim and align than the 100 model's line laser design.
BOLAWRAP 150
The 150 is smaller and nearly 20% lighter than the 100 model. There's no charging handle, improving officer reaction time through a simple two-step process of turning on the power switch and pressing the activation button to deploy when the laser is on target.
LED ILLUMINATOR
New dual 80 lumen LED flashlight feature automatically illuminates when the device is powered on, freeing up an officer's hands when responding at night.
BATTERY
10x increased battery life with an included replaceable battery pack and LED indicator for device status check provides years of normal operation.
BOLA WRAP 150

Safer Policing Outcomes Through Innovative Technology

BENEFITS & FEATURES

- ✓ Easy to operate. Training and use of the device can be learned in a few short hours.
- ✓ Restraint happens at a distance. Temporarily restrains an individual from 10 to 25 feet.
- ✓ Doesn't rely on pain compliance. Does not use chemicals, electricity, or other harmful deterrents that cause pain.
- ✓ Reduces the risk of higher levels of force. Because the BolaWrap isn't designed to cause pain, it may be used during the first stages of an encounter before escalation takes place.
- ✓ Buys officers time. Creates a window of opportunity to safely advance and detain (or get help for) individuals.
- ✓ Can distract, confuse or compel compliance. The combination of the loud sound and rapid cord deployment can distract an individual or encourage compliance.
- ✓ Provides humane remote restraint. The device restrains without injury in situations where reasoning and verbal commands have failed, or are likely to fail.

DEFINING A SUCCESSFUL BOLAWRAP OUTCOME

A SUCCESSFUL OUTCOME IS WHEN:

BolaWrap® aids in a suspect being taken into custody, without the escalation of force and without significant injury to the suspect or officers.



Subject's arm is wrapped and pinned to his side. Subject is surprised, giving officers time to rush in and take him into custody safely, without inflicting pain or needing to use higher levels of force.
BolaWrap Deployed
Subject's legs are wrapped and he is startled, making it safer for officers to close the gap and secure him without needing to use higher levels of force.

WRAP

GLOBAL DEPLOYMENT IS GROWING



900+

Police agencies in the US and 59 countries currently have BolaWrap® devices.

WRAP REALITY:

IMMERSIVE TRAINING SAVE LIVES



WRAP REALITY IS THE FUTURE OF TRAINING TODAY

Cutting-edge virtual reality training technology for law enforcement and security personnel





FULL IMMERSION
Virtual reality brings the "stress" of the real world into the training space (minimum 10' x 10'; maximum 30' x 30')

QUALITY CONTENT
Each module is designed by police training experts

WIDE SPECTRUM OF SKILL SETS
Use of force, de-escalation, conflict resolution, and process and procedure

LARGE LIBRARY OF TRAINING MODULES
More than 36 modules representing a variety of relevant scenarios law enforcement officers face on a regular basis

360 THREAT VECTORS
Danger comes from all directions (e.g., above, and below)

INNOVATION
WRAP Reality has early access to cutting edge technology from some of America's largest, and most prominent technology companies

EASE OF TRANSPORT
Entire system can fit inside of two 3' x 2' x 2' Pelican cases

EASE OF USE
Basic operation can be learned in under an hour

EASE OF INSTALLATION
On-site installation and train-the-trainer sessions

WRAP REALITY EXPANSION STRATEGY


WRAP Reality ™
On-Premise
Current Platform
Convert Content to Unreal Cloud Platform
$
Large Police Departments & Correctional Institutions
WRAP Reality ™
Cloud
Infinitely Scalable
Faster Scenario Development
$
Small-to-Medium Police Departments and Correctional Facilities
Wrap Reality ™
Commercialization
Commercialization
$
General Consumer, Private Security, Handgun Safety & Permitting via VR App Stores

WRAP

WRAP REALITY™ FOR LAW ENFORCEMENT

The Global Police and Military Simulation Training Market is Expected to Grow to $3.65B by 2023[1] North America Accounts for 36% of that Growth

OPPORTUNITY

Wrap Reality™ has a unique opportunity to leverage address the ever growing Simulation Training Market for Law Enforcement and Corrections.

- There are about 18,000 police departments in the US.
- There are about 6,300 various correctional facilities in the US.

STRATEGY

Create three core product segments focusing on large policy departments, small police departments, and corrections.

Segment	Product / Features
Correctional Facilities	**WRAP Reality™**
Large Police Departments	**WRAP Reality™ On-Premise**
	Realistic Weapons Simulations
	Adaptable Scenarios With Onsite Trainer
Small Police Departments (80% of PDs <100 Officers)	**WRAP Reality™ Cloud**
	Maximum Location Flexibility
	Affordable & Scalable For Smaller Departments

[1] *CISION PR NEWSWIRE*



SIGNIFICANT

MARKET OUTLOOK

NASDAQ: WRAP wrap.com

SIGNIFICANT TOTAL ADDRESSABLE MARKET

NON-LETHAL DEVICE MARKET


$16.1B
2027
$9.0B
2021


900,000
Police officers in the US [1]
12,435,974
Police Officers globally [1]
105,000,000+
Total Addressable Market
75,000,000
Military personnel globally [1]
20,000,000+
Private security workers worldwide [2]

[1] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[2] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

WRAP BOLA WRAP DEPLOYMENT CONTINUES TO GROW


Potential full market opportunity for BolaWrap®
2022
2023
2024
2025
5% Total Market Penetration
15% Total Market Penetration
Domestic
International

BolaWrap® 150 3-Year Market Opportunity

	US	International
Currently Deployed	5%	1%
Market	+900K US Police Officers	11.5M International Police Officers
Penetration	15%	5%
Device Revenue	+$175M	+$750M
Annual Cassette Revenue	+$ 15M	+$ 60M



CORPORATE STRATEGY

SOLID GO FORWARD STRATEGY

NASDAQ: WRAP wrap.com

WRAP

OUR STRATEGIC ROADMAP FOR SUCCESS

- Execute on comprehensive roadmap focused on sustainable growing revenue, driving strong margins, and supporting long run profitability
- Implement enhanced sales approach for long-term value creation
- Use improved pricing to expand domestically, internationally, and within current departments
- Continue implementing customer success function to maintain customer retention and drive customer expansion and patrol-wide deployment
- Build on recently added inside sales function
- Create additional distributor and partner relationships


BOLA
WRAP
150

ROBUST DISTRIBUTION NETWORK

DISTRIBUTION NETWORK

International
International Distributor Network

49
International Distributors

59
Countries currently with BolaWrap products

59
Countries covered by Distributors

United States
US Distributor Network

13
Distributors

50
States covered by Distributors

120+
Distributor personnel selling BolaWrap products to US law enforcement customers

900+
Police agencies currently testing or carrying BolaWrap in the field

4300+
All time certified officer instructors

ROBUST SALES CYCLE CAN TAKE TIME

United States - *decisions made by each department's Chief*



HOUSTON
POLICE

Large Departments
Federal Agencies →

Internal Sales Team Trained by WRAP Training Academy

More Decision Makers
Longer Sales Cycle
Larger Orders



POLICE

Small Departments →

Distributor Network Trained By WRAP Training Academy

Fewer Decision Makers
Shorter Sales Cycle
Smaller Orders

International - *decisions made on national level by individual entities*



Large Departments
Federal Agencies →

Distributor Network Trained By WRAP Training Academy

Less Decision Makers
Low Visibility
Sales Cycle
Significant Orders



Demonstration
Training
• Initial Purchase
• Pay For Training
Policy Writing
Full Agency Deployment
WRAP



STRONG

FINANCIAL OUTLOOK

NASDAQ: WRAP wrap.com

CONTINUING TO BUILD ON HISTORICAL REVENUE GROWTH

Annual Revenue Continues Strong Growth


$0.7M
$3.9M
$7.7M
$8.1M
$0.7M
2019
2020
2021
2022
Q1 2023

2022 Revenue Breakdown


$8.1M
2022 REVENUE
Americas
71%
Asia Pacific
3%
EMEA
26%

International Revenue Growth


2022
$2.3
2021
$4.4
2020
$2.5
($ in Millions)

Q1 INCOME STATEMENT IMPROVEMENTS

CONTINUED OPEX REDUCTIONS


$6.0M
$7.7M
$6.7M
$6.0M
$6.1M
$5.2M
$4.8M
$5.5M
$4.6M
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
SG&A
R&D

IMPROVED GROSS PROFIT


Q1'22 Actual
42%
GROSS MARGIN
Gross Profit
$0.7M
Q1'23 Actual
50%
GROSS MARGIN
Gross Profit
$0.4M

IMPROVED PRODUCT PRICING INCREASES MARGINS


Old Pricing
69%
DEVICE AVERAGE MARGIN
New Pricing
+90%
DEVICE AVERAGE MARGIN

STRONG BALANCE SHEET SUPPORTS FUTURE GROWTH

($ in millions)	3/31/23	12/31/22
Assets		
Current Assets		
Cash & ST Investments	$ 16.0	$ 19.3
Other Current Assets	7.7	7.6
Total Current Assets	$ 23.7	$ 26.9
Other Assets	3.5	3.7
Total Assets	$ 27.2	$ 30.6
Liabilities and Stockholder's Equity		
Liabilities		
Current Liabilities	3.4	$ 3.2
Long-Term Liabilities	0.3	0.3
Total Liabilities	$ 3.7	$ 3.5
Stockholder's Equity	23.5	27.1
Total Liabilities and Stockholder's Equity	$ 27.2	$ 30.6

CORPORATE HIGHLIGHTS

41.42 million
Shares Outstanding
(3/31/2023)

$16.0 million
Cash & Short-term investments
(3/31/2023)

$23.5 million
Stockholders' Equity
(3/31/2023)

$15.8 million
Net Working Capital
(3/31/2023)

12.9 million
Insider Ownership
(12/31/2022)

$70 million
Market Cap.
(as of 3/31/2023)



SUMMARY

SUMMARY OF KEY CONSIDERATIONS



- Demand for non-lethal and non-injurious restraint solutions for public safety continues to grow.
- We continue to further reduce Operating Expenses and expect our cash burn to improve.
- While Q1 was impacted by timing of order, we believe there is solid room for continued growth.
- We have improved our go to market approach to drive repeatability and scalability.
- We have refined our structure to further drive shareholder value

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Wrap Investor Relations
Matt Glover and Tom Colton
Gateway Group, Inc.
949-574-3860

WRAP@gatewayir.com